Exhibit 99.1

1 © 2020 Glaukos Corporation 1 November 2020

2 © 2020 Glaukos Corporation Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These statements are based on management’s current expectations, assumptions, estimates and beliefs. Although we believe that we have a reasonable basis for forward- looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward-looking statements in this presentation. These potential risks and uncertainties that could cause actual results to differ materially from those described in forward-looking statements include, without limitation, uncertainties regarding the duration and severity of the COVID-19 pandemic and its impact on our business or the economy generally; uncertainties about our dependence on the success and market acceptance of the iStent, iStent inject, and iStent inject W; our ability to reach sustained profitability; our ability to leverage our sales and marketing infrastructure to increase market penetration and acceptance of our products both in the United States and internationally; our ability to bring our pipeline products to market; our dependence on a limited number of third-party suppliers, some of which are single-source, for components of our products; the occurrence of a crippling accident, natural disaster, pandemic (including an outbreak of COVID-19) or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations; maintaining adequate coverage or reimbursement by third-party payors for procedures using the iStent, the iStent inject, our corneal cross-linking products or other products in development; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products; our ability to successfully develop and commercialize additional products; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future competitors (including MIGS competitors) that are large public companies or divisions of publicly traded companies that have competitive advantages; the timing, effect, expense and uncertainty of navigating different regulatory approval processes as we develop additional products and penetrate foreign markets; the impact of any product liability claims against us and any related litigation; the effect of the extensive and increasing federal and state regulation in the healthcare industry on us and our suppliers; the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial; the risk of recalls or serious safety issues with our products and the uncertainty of patient outcomes; our ability to protect, and the expense and time-consuming nature of protecting, our intellectual property against third parties and competitors that could develop and commercialize similar or identical products; the impact of any claims against us of infringement or misappropriation of third party intellectual property rights and any related litigation; the market’s perception of our limited operating history as a public company; our ability to service our indebtedness; and potential disruptions from the acquisition of Avedro that may divert management attention from other important business objectives. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, which was filed with the SEC on August 7, 2020 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which was filed with the SEC on November 5, 2020. Our filings with the SEC are available in the Investor Section of our website at www.glaukos.com or at www.sec.gov. In addition, information about the risks and benefits of our products is available on our website at www.glaukos.com. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on the forward-looking statements in this presentation, which speak only as of the date hereof. We do not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. In addition, with respect to COVID-19, we are currently unable to reasonably estimate the specific extent, or duration, of the impact of the COVID-19 outbreak on our financial and operating results. We are also unable to predict how the outbreak will continue to affect restrictions and advisories on elective procedures and therapies, the availability of physicians and/or their treatment prioritizations or the impact of the outbreak on the overall healthcare infrastructure. In addition to an impact on procedure volumes, we are experiencing and may experience other disruptions as a result of the COVID-19 outbreak. For example, it is possible our suppliers will incur challenges supplying the materials needed for the manufacture of our product. In addition, our clinical trials may be adversely affected. Other disruptions or potential disruptions include restrictions on the ability of Company personnel to travel and access customers for training and case support; delays in approvals by regulatory bodies; delays in product development efforts; and additional government requirements to “shelter at home” or other incremental mitigation efforts that may further impact our capacity to manufacture, sell and support the use of our products. The total impact of these disruptions could have a material impact on the Company’s financial condition, cash flows and results of operations.

3 © 2020 Glaukos Corporation 1 FY2014 sales; FY2019 sales; 2 FY2014 GAAP & non-GAAP gross margin; FY2019 non-GAAP gross margin. FY2019 GAAP gross margin of 84% was adjusted for certain Avedro merger-related accounting adjustments and a one-time medical device tax refund - see Appendix for details; 3 2015 as of 6/30/2015 (post-IPO); 2020 as of 9/30/2020; 4 12/31/2019 includes former Avedro employees; 5 2020 as of 9/30/2020 Building a World-Class Global Infrastructure & Company Significant Progress Since 2015 IPO $46 $237 5-Yr CAGR: 39% 2014 2019 TOTAL NET SALES (IN MILLIONS) 1 86% 75% 2019 2014 GROSS MARGIN2 CASH & EQUIVALENTS (IN MILLIONS) 3 2014 2020 COUNTRIES WITH DIRECT SALES 2 17 R&D Commercial Sales US Commercial Sales WW Employees WW +362% +291% +182% +282% 6/30/2015 12/31/2019 DISCLOSED PIPELINE PROGRAMS 5 2015 2020 Glaucoma Glaucoma Corneal Health Retinal Disease 13 4 $398 $104 2020 2015 PEER-REVIEWED ARTICLES 5 EMPLOYEES4 2015 2020 Glaucoma Glaucoma Corneal Health 353 33

4 © 2020 Glaukos Corporation 2019: Major Achievements that Strengthened Our Long-Term Growth Potential… Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 Completed acquisition, establishing Corneal Health franchise Strengthened US market leadership with successful launch Completed acquisition to secure multiple novel retinal drug delivery programs Entered Intratus licensing agreement for novel topical drug delivery system Completed enrollment in US FDA trial Secured exclusive US agreement for Preserflo™ MicroShunt Received Japan PMDA approval …And Revealed Our Strategic Vision Continued patient enrollment in US Phase 3 trial ® ™

5 © 2020 Glaukos Corporation Transforming the treatment of chronic eye diseases with novel therapies that provide sustainable solutions to important clinical needs

6 © 2020 Glaukos Corporation MAJOR PATIENT POPULATIONS DELIVER safe, effective therapies that optimize vision care and build durable franchises to serve doctors and patients Leveraging Our Core Competencies to Build & Disrupt Major Ophthalmic Markets Creating a Unique Vision Care Leader to Drive Long-Term Growth & Profitability 3 ROBUST TECHNOLOGY PLATFORMS 3 Glaucoma Corneal Health Retinal Disease Micro-Surgical Devices Sustained Pharmaceuticals Implantable Biosensors DEPLOY expertise proven to stimulate adoption, enhance customer success and promote strong, enduring markets POWERFUL CORE COMPETENCIES 3 Pioneering Discipline Skilled Commercialization Pipeline Development DISRUPT treatment paradigms by improving outcomes, patient quality-of-life and value to healthcare system

7 © 2020 Glaukos Corporation Glaucoma

8 © 2020 Glaukos Corporation Glaucoma Overview Chronic Disease is Second-Leading Cause of Blindness Worldwide Glaucoma Portfolio1 Micro-Surgical Devices Sustained Pharmaceuticals Implantable Biosensors iStent® iStent inject® Santen Preserflo™ iStent infinite™ iStent® SA iDose® TR iDose® TREX iDose® Rock IOP Sensor 1 iStent SA, iStent infinite, Santen Preserflo, iDose TR, iDose TREX, iDose Rock and IOP Sensor are not approved by the FDA; 2 Company estimate of OHT/POAG based on 2017 analysis of data from Market Scope, Medicare claims, IMS and other sources; 3 Estimate based on Glaukos algorithm of physician preference and combination therapy, utilization; assumes full product portfolio availability to physician, except pre-clinical products (iDose TREX, iDose Rock, IOP Sensor) OCULAR HYPERTENSION MILD MODERATE ADVANCED REFRACTORY Glaucoma Progression ~8M Diagnosed US eyes, growing 3-4%/year2 • Progressive, irreversible disease; Hispanic and African-American populations at higher risk; controlling IOP is only treatment • Topical medications are standard of care but non- adherence is ubiquitous • Approximately half of all patients require 2 or more meds Provide novel therapies to address full range of disease progression $13B OUR OPPORTUNITY OUR APPROACH Est. global opportunity3

9 © 2020 Glaukos Corporation Glaucoma Micro-Surgical Devices Industry’s Most Comprehensive Offering Designed to Address Full Range of Disease Progression Approved 2018 2 multi-directional trabecular meshwork stents in auto injection system Approval Target 2021 3 multi-directional trabecular meshwork stents in auto injection system Novel insertion system allows placement across 5-6 clock hours of Schlemm’s canal Approval Target 2023 2 multi-directional trabecular meshwork stents in auto injection system Approval Target 2021 Ab-externo device for late-stage glaucoma Santen’s exclusive US partner INTENDED DISEASE STATE Mild to Moderate Advanced to Refractory iStent SA, iStent infinite and Santen Preserflo are not approved by the FDA; FDA approval targets subject to potential COVID-19 impact Approved 2012 Trabecular meshwork stent in auto injection system Combo-Cataract Standalone ® ™ ™

10 © 2020 Glaukos Corporation Glaucoma Sustained Pharmaceuticals Designed to Be Viable Alternative to Topical Medications, Addressing Non-Adherence and Other Drawbacks INTENDED DISEASE STATE Ocular Hypertension to Moderate OAG Titanium implant designed for continuous drug delivery directly into anterior chamber Membrane elutes specially formulated travoprost, most commonly prescribed topical prostaglandin Currently enrolling patients in Phase 3 clinical trials Timolol group required 31% more medications on average, compared to iDose cohorts Average IOP Reductions from Baseline through Month 12* US Phase II Preliminary Efficacy Results iDose TR is not approved by the FDA ®

11 © 2020 Glaukos Corporation Glaucoma Sustained Pharmaceuticals Next-Generation iDose TREX Designed for Increased Drug Payload & Duration-of-Effect INTENDED DISEASE STATE Ocular Hypertension to Moderate OAG Substantial increase in drug payload, with potential to double the duration-of-effect vs first- generation iDose Same titanium material, elution rate, anchor design and implantation procedure as first-generation iDose Uses travoprost formulation identical to first-generation iDose Currently evaluating regulatory approval pathways iDose TR and iDose TREX are not approved by the FDA ® ® ®

12 © 2020 Glaukos Corporation Glaucoma Sustained Pharmaceuticals Potential to Leverage iDose Platform with Novel ROCK Inhibitor Compounds iDose Rock is not approved by the FDA R&D teams focused on drug characteristics and predictability for delivery via iDose system Small-molecule APIs, high potency, low aqueous solubility Receptor does not lose sensitivity during long-term dosing, molecular structure chemically stable over time Potential for reduced side effects vs topical delivery D. Western Therapeutics collaboration progressing Ability to access DWTI’s ROCK inhibitor compound library and potential new compounds Certain exclusive rights to develop novel products using compounds Screening of multiple compounds demonstrated good IOP reduction in rabbit models; prototype implant development for lead candidates in these models underway

13 © 2020 Glaukos Corporation PRE-CLINICAL INITIAL TRIAL PIVOTAL TRIAL FDA SUBMISSION APPROVAL / TARGET IOP Sensor Glaucoma Summary Glaucoma Portfolio Micro-Surgical Devices Sustained Pharmaceuticals PRE-CLINICAL INITIAL TRIAL PIVOTAL TRIAL FDA SUBMISSION APPROVAL / TARGET iStent 2012 iStent inject 2018 Santen Preserflo 2021 iStent infinite 2021 iStent SA 2023 ESTIMATED ANNUAL US OPPORTUNITY PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 FDA SUBMISSION APPROVAL / TARGET iDose TR 2022 iDose TREX iDose Rock Implantable Biosensors 4.3 iStent SA, iStent infinite, Santen Preserflo iDose TR, iDose TREX, iDose Rock and IOP sensor are not approved by the FDA; FDA approval targets subject to potential COVID-19 impact (Eyes, in millions) 0.6 +3.0 Market opportunity estimates based on Glaukos algorithm of physician preference and combination therapy, utilization; assumes full product portfolio availability to physician, except pre-clinical products (iDose TREX, iDose Rock, IOP Sensor) Combo-cataract 1.3 +0.7 Standalone Pharma ~50% of global opportunity

14 © 2020 Glaukos Corporation Corneal Health

15 © 2020 Glaukos Corporation Corneal Health Overview Focused on Disruptive Solutions Across Keratoconus, Presbyopia & Dry Eye Patient Populations Corneal Health Portfolio1 Sustained Pharmaceuticals iLink For Keratoconus Photrexa® Epi-off Epi-on iLink For Presbyopia PiXL™ For Dry Eye Intratus 1.1M Eyes with keratoconus in US; 32K new cases/yr2 • Degenerative disease in which cornea progressively thins and weakens, degrading vision; onset often in teenage years • 20% eventually require corneal transplant; studies suggest that 72% of corneal transplants fail within 20 years3 $3B $4B Estimated US opportunity for iLink keratoconus therapy2 $15B Estimated US opportunity for iLink presbyopia treatment2 Estimated annual revenue in global dry eye market4 OUR OPPORTUNITY OUR APPROACH Build a robust franchise by: • Driving corneal crosslinking to standard of care for keratoconus • Expanding indications to include presbyopia • Delivering novel therapies for dry eye disease and other corneal disorders 1 Epi-on, PiXL and Intratus are not approved by the FDA; 2 Company estimates of US opportunity; 3 Borderie, V. et al, Predicted long-term outcome of corneal transplantation. American Academy of Ophthalmology 2009; 4 Market Scope estimate of global market Keratoconus Presbyopia Dry Eye

16 © 2020 Glaukos Corporation Corneal Health Recently Completed Avedro Acquisition Sets Cornerstone for New Corneal Health Franchise STATUS Perfect commercial fit Accelerates growth trajectory Furthers hybrid pharma strategy Enhances organic pipeline initiatives/R&D teams Creates shareholder value STRATEGIC RATIONALE / OPPORTUNITY ✓ Field sales and market access integration complete; resulting in >90 combined US personnel focused on ~1,100 targeted accounts ✓ Amplifying OD education programs; funding health economic studies ✓ Global scale expected to deliver revenue synergies in 2021+ ✓ R&D, Clinical and Regulatory function integration complete; advancing pipeline initiatives ✓ Implementing $15M in potential estimated cost savings by 2021; expect transaction to be accretive to 2021+ operating results and cash flow Transition process led by combined team with extensive experience in major ophthalmic M&A integrations and deep corneal business knowledge

17 © 2020 Glaukos Corporation Removing the epithelium (Epi-off only) Single application of Photrexa® & Photrexa® Viscous applied to cornea UV illumination is applied Patient cornea post treatment Photrexa Therapy: First Bio-Activated Drug for Anterior Segment Disease Photrexa Epi-off is First FDA-Approved Corneal Crosslinking Therapy for Keratoconus Single-application, bio-activated topical pharmaceutical solution shown to halt keratoconus progression Biochemical technique utilizes photo-activation to create bonds between eye’s collagen fibers Excellent efficacy and safety profile, extensive clinical evidence and long-term (10-year) follow-up1 Product-specific J-Code became effective January 2019; favorable reimbursement secured for 95%+ of commercial lives covered Keratoconus presents major economic and resource burden to healthcare system • Predominant individual clinical diagnosis leading to keratoplasties, responsible for over 1 in every 10 corneal transplants nationwide2 • Lifetime, per-patient care costs are $24K more than providing care for a person with myopia3 1 Raiskup, et al., Corneal collagen crosslinking with riboflavin and ultraviolet-A light in progressive keratoconus: Ten-year results. J Cataract Refract Surg, 2015 ; 2 America, E.B.A.o., 2015 Eye Banking Statistical Report. 2016 ; 3 Rebenitsch, R.L., et al., The lifetime economic burden of keratoconus: a decision analysis using a markov model. Am J Ophthalmol, 2011

18 © 2020 Glaukos Corporation Epi-on Therapy Non-Invasive Therapy Offers Potential to Expand Keratoconus Treatment Population Designed to reduce treatment time and complexity; improves patient comfort and faster recovery; expected to drive increased willingness to treat patients earlier • Involves a proprietary, novel drug formulation based on decades of formulation and clinical development • Stronger UVA irradiation protocol and specially designed “boost” goggles to increase oxygen availability FDA trial enrollment completed May 2019; targeting FDA approval by 2022 Epi-on not approved by the FDA; FDA approval targets subject to potential COVID-19 impact

19 © 2020 Glaukos Corporation CENTRAL ACTIVATION FOR MYOPIA PERIPHERAL ACTIVATION FOR PRESBYOPIA 4 Single-application of bio-activated topical ophthalmic pharmaceuticals as a potential alternative to LASIK, refractive IOLs or implants Potential to provide spectacle independence with minimal compromise Straightforward procedure with minimal recovery (1-2 days) Phase 2a international presbyopia trial underway PiXL Therapy Potential One-Time Non-Invasive Therapy for Presbyopia & Low Myopia 5 PiXL not approved by the FDA

20 © 2020 Glaukos Corporation Intratus Topical Therapy for Treatment of Dry Eye & Corneal Disorders Proprietary lotion applied to outer skin surface of the upper eyelids Anatomy of the eyelid with targeted sites Novel, sustained pharmaceutical platform targeting dry eye and other ocular disorders Patented, cream-based formulation designed to be applied to upper eyelid for delivery at the lacrimal functional unit Easier administration than topical eye drops, potentially better patient compliance Early human studies on dry eye subjects show promising results May also have applications for glaucoma therapy Exclusive global license to research, development, manufacture and commercialize topical treatment complements Glaukos’ organic corneal health R&D initiatives Intratus not approved by the FDA

21 © 2020 Glaukos Corporation Corneal Health Summary Corneal Health Portfolio Sustained Pharmaceuticals PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 FDA SUBMISSION APPROVAL / TARGET Keratoconus Photrexa Epi-off 2016 Epi-on 2022 Presbyopia PiXL Dry Eye Intratus +X.X FDA approval targets subject to potential COVID-19 impact

22 © 2020 Glaukos Corporation Retinal Disease

23 © 2020 Glaukos Corporation Retinal Disease Portfolio1 Sustained Pharmaceuticals Triamcinolone Acetonide Anti-VEGF Biologic Multi-Kinase Inhibitor 29M People in the US have retinal disease2 • AMD and diabetic eye disease make up 89% of all retinal disease and are leading causes of blindness • AMD affects central vision; incidence rises with age • Roughly 40% of diabetics in US have some diabetic retinopathy Global revenues exceed $13B growing at CAGR of 9.6% through 20232 Intravitreal anti-VEGF injections, intended for administration 7-12 times per year3, are current US AMD standard of care OUR OPPORTUNITY OUR APPROACH Pursue development of multiple micro-invasive, bio-erodible drug delivery programs focused on AMD, diabetic macular edema and other retinal diseases Target treatment options with meaningfully longer duration-of-effect than current standard of care 1 Retinal disease portfolio not approved by the FDA; 2 Market Scope; 3 Lucentis® and Eylea® prescribing information Retinal Disease Overview Focused on Sustained Release Candidates with Improved Duration-of-Effect

24 © 2020 Glaukos Corporation Retinal Disease Programs Sustained Release Candidate for DME Shows Early Promise Triamcinolone Acetonide Formulations developed to release triamcinolone acetonide for up to 6 months Comparison of Glaukos triamcinolone acetonide implant with typical intravitreal implants2 Glaukos triamcinolone implant: 350 µm dia Typical steroid implant: about 460 µm dia Estimated $300M global market1 1 Market Scope; 2 OZURDEX Summary of Product Characteristics; 3 Glaukos data on file: internal bench testing 3

25 © 2020 Glaukos Corporation Retinal Disease Programs Two Sustained Release Candidates for Wet AMD Under Development Anti-VEGF Biologic Developing sustained release, hydrogel-based, erodible implant with protein stabilization technology Release rate of anti-VEGF protein verified in animal model of persistent retinal vascular leakage Optimization of the delivery system is underway Anti-VEGF loaded hydrogel implant in 25-gauge stainless steel cannula Multi-Kinase Inhibitor Formulations developed for 6 months release and erosion Prototype 4-month implant demonstrated promising initial efficacy in a translational model of persistent retinal vessel leakage following a single intravitreal injection 1 1 Glaukos data on file: rabbit model of persistent retinal vascular leakage

26 © 2020 Glaukos Corporation MARKET OPPORTUNITY 2015-2019 2020-22 2023-24 2025+ Creating a Unique Vision Care Leader Moving Beyond Combo-Cataract MIGS to Drive Long-Term Growth & Profitability iStent (cc) iStent inject (cc) Photrexa Epi-off Preserflo iStent infinite Epi-on iDose TR iDose Rock IOP Sensor PiXL Dry Eye Therapy Retinal Disease Programs + Multiple additional undisclosed pre-clinical R&D programs iStent SA iDose TREX cc = combo cataract; FDA approval targets subject to potential COVID-19 impact

27 © 2020 Glaukos Corporation Appendix Rollout of Amort. of Med Device FY2019 GAAP Inventory Dev Tech Excise Tax FY2019 Non-GAAP Gross Margin Fair Value Adj Intangibles Refund Gross Margin Net Sales 236,984 $ 236,984 $ COGS 38,588 $ (4,026) $ (2,301) $ 504 $ 32,765 $ Gross Profit 198,396 $ 4,026 $ 2,301 $ (504) $ 204,219 $ Gross Margin 84% 86% GAAP to Non-GAAP Reconciliation

28 © 2020 Glaukos Corporation 2 8